Exhibit 10.1

SEVENTH SUPPLEMENTAL INDENTURE
THIS SEVENTH SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of June 5, 2018, among Westmoreland Coal Company, a Delaware corporation (the “Issuer”), the other Subsidiary Guarantors (as defined in the Indenture referred to herein) and U.S. Bank National Association, as trustee under the Indenture referred to below (the “Trustee”) and as collateral agent under the Indenture referred to below (the “Notes Collateral Agent”).
WITNESSETH
WHEREAS, the Issuer has heretofore executed and delivered to the Trustee and the Notes Collateral Agent an indenture, dated as of December 16, 2014 (as supplemented and/or amended, the “Indenture”) providing for the issuance of 8.75% Senior Secured Notes due 2022 (the “Notes”);
WHEREAS, Section 9.02 of the Indenture provides that under certain circumstances the Indenture may be amended with the consent of at least a majority in aggregate principal amounts of the Notes then outstanding;
WHEREAS, such consent has been obtained in order to give effect to the amendments to the Indenture provided for herein that, among other things: (i) permit the Issuer and the Subsidiary Guarantors, to enter into the Bridge Loan Agreement (as defined below) and the other Bridge Loan Documents (as defined below) and to incur the Indebtedness thereunder; (ii) provide Liens securing the Bridge Loan Obligations (as defined below) on any existing or hereafter acquired Collateral that are first, prior, and senior in right, priority, operation, effect and all other purposes and respects to any Lien securing Notes Obligations; and (iii) provide Liens on certain assets of the Issuer and the Subsidiary Guarantors that do not currently constitute Notes Collateral that will rank junior to the Liens securing Bridge Loan Obligations (the “Junior Liens”); and
WHEREAS, pursuant to Sections 9.01 and 9.02 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, each Guaranteeing Subsidiary, the Trustee and the Notes Collateral Agent covenant and agree for the equal and ratable benefit of the Holders as follows:
1.CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.
2.AMENDMENTS TO THE INDENTURE
a.Amendments to Section 1.01. (i) The Indenture is hereby amended to include the following definitions in their alphabetical order in Section 1.01:

“Bridge Loan Agreement” means Exhibit L, dated May 21, 2018, to the Credit Agreement dated as of December 16, 2014, among Westmoreland Coal Company, as the Administrative Borrower, Westmoreland San Juan, LLC, as the San Juan Borrower, and Prairie Mines & Royalty ULC, as the Canadian Borrower, the Guarantors named therein, the Lenders named therein and Wilmington Savings Fund Society, FSB, as Administrative Agent and Collateral Agent (as the same may be amended and modified from time to time).
“Bridge Loan Documents” means the Bridge Loan Agreement and the other Credit Documents (as defined in the Bridge Loan Agreement), including, without limitation, each of the other agreements, documents and instruments providing for or evidencing any other Bridge Loan Obligations, and any other document or instrument executed or delivered at any time in connection with any Bridge Loan Obligations, including any intercreditor or joinder agreement among holders of Bridge Loan Obligations, to the extent such are effective at the relevant time, as each may be modified (or replaced in connection with a modification) from time to time.
“Bridge Loan Intercreditor Agreement” means the Intercreditor Agreement, dated as of June 5, 2018, among the Issuer, the Grantors named therein, Wilmington Savings Fund Society, FSB, as Term Loan Collateral Agent, U.S. Bank National Association, as Notes Collateral Agent and Wilmington Savings Fund Society, FSB, as Bridge Loan Agent (as the same may be amended and modified from time to time).
“Bridge Loan Obligations” means all obligations, liabilities and indebtedness outstanding at any time under the Bridge Loan Agreement or any other Bridge Loan Documents. “Bridge Loan Obligations” shall include, without limitation, all interest, charges and fees (including reasonable attorneys fees’ and expenses) accrued or accruing (or which would, absent commencement of an insolvency or liquidation proceeding under any Bankruptcy Law, accrue) after the commencement of an insolvency or liquidation proceeding in accordance with the Bridge Loan Documents whether or not the claim for such interest, charges or fees are allowable, recoverable or enforceable in such insolvency or liquidation proceeding. For all purposes hereunder, “Bridge Loan Obligations” shall also include all indebtedness, obligations and liabilities of the obligors thereunder (or any one or more of them) to repay any amounts previously paid by the obligors thereunder (or any one or more of them) pursuant to the obligors thereunder, which amounts have been returned to the obligors thereunder (or any one or more of them), any of their bankruptcy estates, to a trust or similar structure established under a plan of reorganization or liquidation of the obligors thereunder (or any one or more of them) or to a trustee or similar person by the Lenders under the Bridge Loan Agreement pursuant to Sections 542, 544, 545, 547, 548, 549, 550, 553 and 724(a) of the Bankruptcy Code or otherwise under other applicable legislation.

“Term Loan Credit Facility” means that certain Credit Agreement, dated December 16, 2014, by and among the Issuer, as Borrower, the lenders party thereto from time to time and Wilmington Savings Fund Society, FSB, as Administrative Agent.
(ii) The definition of “Excluded Property” is hereby amended to add the parenthetical “(other than Equity Interests in Westmoreland Canada Investments, LP, a Quebec limited partnership)” in three places: (1) after the word “Guarantor” in clause (1) of such definition; (2) after the word “Issuer” in clause (2) of such definition; and (3) immediately before the semicolon in clause (3) of such definition.
(iii) The definition of “Excluded Real Property” is hereby amended to add the following sentence to the end of such definition: “Notwithstanding the foregoing, Real Property set forth in Schedule 4.21 to the Seventh Supplemental Indenture to the Indenture dated June 5, 2018 shall not be Excluded Real Property.”
(iv) The definition of “Immaterial Subsidiary” is hereby amended to change the “$1,000,000” amount in both places to “$0”.
(v) The definition of “Notes Collateral Documents” is hereby amended to add at the end thereof: “including but not limited to the Bridge Loan Intercreditor Agreement.”
(vi) The definition of “Permitted Liens” is hereby amended to (A) remove the “and” after the semicolon at the end of clause (35) of such definition; (B) remove the period at the end of clause (36) of such definition and replace it with “; and” and (C) insert the following as clause (37):
“(37) Liens to secure the Bridge Loan Obligations.”
b.Amendments to Section 4.08. Section 4.08 of the Indenture is hereby amended to: (i) remove the “and” after the semicolon of the end of clause (12) of subsection (b); (ii) re-number clause (13) of subsection (b) as clause (14); and (iii) insert the following as the new clause (13):
“(13) restrictions confirmed in the Bridge Loan Documents; and”
c.Amendments to Section 4.09. Section 4.09 of the Indenture is hereby amended to: (i) remove the “and” after the semicolon at the end of the clause (23) of subsection (b); (ii) remove the “.” at the end of clause (24) of subsection (b) and replace it with “; and”; and (iii) insert the following as clause (25):
“(25) the incurrence by the Issuer and its Restricted Subsidiaries of all Indebtedness under the Bridge Loan Documents.”
d.Amendments to Section 4.10. Section 4.10 of the Indenture is hereby amended to: (i) remove the “or” at the end of clause (C) in the third paragraph; (ii) remove the “.” at the end of clause (D) in the third paragraph and replace it with “; and”; and (iii) insert the following as clause (E):
“(E) to pay any Bridge Loan Obligations.”
e.Amendments to Section 4.17. Section 4.17 of the Indenture is hereby amended to: insert the following as the last paragraph of the Section:
“Notwithstanding the immediately preceding paragraph of this Section 4.17, the Issuer is permitted to designate San Juan Coal Company, San Juan Transportation Company and Westmoreland San Juan Holdings, Inc. as Restricted Subsidiaries.”
f.Amendments to Section 4.21. Section 4.21 of the Indenture is hereby amended to change the amount of “$1,000,000” referenced in the first paragraph thereof to “$0” and to add a new sentence at the end of Section 4.21 that reads as follows:
“Notwithstanding anything else to the contrary contained herein (including, without limitation, Section 4.19, Section 4.20, this Section 4.21 and Section 4.22 of this Agreement) or in any other First Lien Security Document, it is agreed and understood that any covenants, requirements or obligations with respect to granting, perfecting or evidencing, or any other delivery with respect to, Collateral for the Notes shall be subject to any extension, consent or waiver granted with respect to the corresponding collateral covenants, requirements or obligations under the Bridge Loan Agreement.”
g.Amendments to Section 4.24. Section 4.24 of the Indenture is hereby amended to (i) remove the “or” before clause (c); and (ii) insert before the “.” the following:
“or (d) activities relating to guaranteeing Bridge Loan Obligations, pledging assets as collateral for Bridge Loan Obligations or otherwise performing Bridge Loan Obligations”
h.     Amendments to Section 10.03. Section 10.03 is hereby amended to add a new last sentence to read: “The Trustee and Notes Collateral Agent are further authorized and directed to enter into and perform the Bridge Intercreditor Agreement.”
h.Amendments to Section 10.07. Section 10.07 is hereby amended to; (i) insert “or the Bridge Loan Intercreditor Agreement” after the first place “Intercreditor Agreement” is located; and (ii) insert “and the Bridge Loan Intercreditor Agreement” after the second place “Intercreditor Agreement” is located.
i.Addition to Section 10.08. The Indenture is hereby amended to add a Section 10.08 after Section 10.07 that provides as follows:
“Section 10.08. Bridge Loan Transactions The Trustee, in such capacity and as Notes Collateral Agent, is hereby authorized, empowered, and directed to: (i) enter into the Bridge Loan Intercreditor Agreement in substantially the form previously delivered to the Trustee, with such modifications thereto that are as a whole not materially adverse to the Trustee, Notes Collateral Agent, or the economic interests of to the Holders and (ii) enter into amendments to the Notes Collateral Documents or new Notes Collateral Documents to obtain the Junior Liens.”
3.NEW YORK LAW TO GOVERN. THE LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE AND ENFORCE THIS SUPPLEMENTAL INDENTURE.
4.COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this instrument as to the parties hereto and may be used in lieu of the original instrument for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.
5.EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.
6.THE TRUSTEE AND NOTES COLLATERAL AGENT. Neither the Trustee nor the Notes Collateral Agent shall be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Issuer and the Subsidiary Guarantors.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

WESTMORELAND COAL COMPANY

By: /s/ Jennifer S. Grafton
Name:    Jennifer S. Grafton
Title:    Chief Administrative Officer, Chief Legal Officer and Secretary

BASIN RESOURCES, INC.

By: /s/ Samuel N. Hagreen
Name:    Samuel N. Hagreen
Title:    Secretary

BUCKINGHAM COAL COMPANY, LLC

By: /s/ Samuel N. Hagreen
Name:    Samuel N. Hagreen
Title:    Secretary

DAKOTA WESTMORELAND CORPORATION

By: /s/ Samuel N. Hagreen
Name:    Samuel N. Hagreen
Title:    Secretary

HAYSTACK COAL COMPANY

By: /s/ Samuel N. Hagreen
Name:    Samuel N. Hagreen
Title:    Secretary

WCC LAND HOLDING COMPANY

By: /s/ Samuel N. Hagreen
Name:    Samuel N. Hagreen
Title:    Secretary

[Signature Page to Seventh Supplemental Indenture]

PRAIRIE MINES & ROYALTY ULC

By: /s/ Jennifer S. Grafton
Name:    Jennifer S. Grafton
Title:    Assistant Secretary

WCC HOLDING B.V.

By: /s/ Jennifer S. Grafton
Name:    Jennifer S. Grafton
Title:    Managing Director A

By: /s/ L.I.W. Klein_____
Name:    L.I.W. Klein
Title:    Managing Director B

WESTMORELAND CANADIAN INVESTMENTS, L.P.

By:    Westmoreland Canada LLC
Its:    General Partner

By: /s/ Jennifer S. Grafton
Name: Jennifer S. Grafton
Tile:    Secretary

By:    Westmoreland Coal Company
Its:    Limited Partner

By: /s/ Jennifer S. Grafton
Name:    Jennifer S. Grafton
Title:    Secretary

WESTMORELAND CANADA HOLDINGS INC.

By: /s/ Samuel N. Hagreen
Name:    Samuel N. Hagreen
Title:    Secretary

[Signature Page to Seventh Supplemental Indenture]

WEI-ROANOKE VALLEY, INC.

By: /s/ Samuel N. Hagreen
Name:    Samuel N. Hagreen
Title:    Secretary

WESTERN ENERGY COMPANY

By: /s/ Samuel N. Hagreen
Name:    Samuel N. Hagreen
Title:    Secretary

WESTMORELAND CANADA LLC

By:/s/ Jennifer S. Grafton
Name:    Jennifer S. Grafton
Title:    Vice President and Secretary

WESTMORELAND COAL SALES COMPANY, INC.

By: /s/ Samuel N. Hagreen
Name:    Samuel N. Hagreen
Title:    Secretary

WESTMORELAND COAL COMPANY ASSET CORP.

By: /s/ Jennifer S. Grafton
Name:    Jennifer S. Grafton
Title:    Secretary

WESTMORELAND ENERGY, LLC

By: /s/ Samuel N. Hagreen
Name:    Samuel N. Hagreen
Title:    Secretary

[Signature Page to Seventh Supplemental Indenture]

WESTMORELAND ENERGY SERVICES NEW YORK, INC.

By: /s/ Jennifer S. Grafton
Name: Jennifer S. Grafton
Title:    Secretary

WESTMORELAND MINING LLC

By: /s/ Samuel N. Hagreen
Name:    Samuel N. Hagreen
Title:    Secretary

WESTMORELAND PARTNERS

By:	Westmoreland-North Carolina Power, LLC
Its:    General Partner

By: /s/ Samuel N. Hagreen
Name:    Samuel N. Hagreen
Title:     Secretary

By:    Westmoreland-Roanoke Valley, LP
Its:    General Partner

By:    WEI-Roanoke Valley, Inc.
Its:    General Partner

By: /s/ Samuel N. Hagreen
Name:    Samuel N. Hagreen
Title:    Secretary

WESTMORELAND POWER, INC.

By: /s/ Samuel N. Hagreen
Name:    Samuel N. Hagreen

[Signature Page to Seventh Supplemental Indenture]

Title:    Secretary

WESTMORELAND RESOURCES, INC.

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title:    Secretary

WESTMORELAND ROANOKE VALLEY, LP

By:    WEI-Roanoke Valley, Inc.
Its:    General Partner

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title:    Secretary

WESTMORELAND SAVAGE CORPORATION

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title:    Secretary

WESTMORELAND-NORTH CAROLINA POWER, LLC

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title:    Secretary

WRI PARTNERS, INC.

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title:    Secretary

[Signature Page to Seventh Supplemental Indenture]

WESTMORELAND TEXAS JEWETT COAL COMPANY

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title:    Secretary

WESTMORELAND ENERGY SERVICES, INC.

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title:    Secretary

WESTMORELAND SAN JUAN HOLDINGS, INC.

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title:    Secretary

WESTMORELAND SAN JUAN, LLC

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title:    Secretary

SAN JUAN TRANSPORTATION COMPANY

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title:    Secretary

SAN JUAN COAL COMPANY

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title:    Secretary

TEXAS WESTMORELAND COAL COMPANY

[Signature Page to Seventh Supplemental Indenture]

By: /s/ Samuel N. Hagreen
Name:    Samuel N. Hagreen
Title:    Secretary

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Christopher Gehman
Name:    Christopher Gehman
Title:    Vice President

[Signature Page to Seventh Supplemental Indenture]

SCHEDULE 4.21

INCLUDED REAL PROPERTY

[Signature Page to Seventh Supplemental Indenture]